Supplement Dated November 1, 2006
to
Prospectus Dated May 1, 2006
for
Kemper Advantage III Variable Annuity Contracts
Issued by
Kemper Investors Life Insurance Company

This Supplement amends certain information contained in your variable annuity product prospectus. Please read this Supplement carefully and keep it with your Prospectus for future reference.

At a special meeting of shareholders held on September 22, 2006, new nonfundamental investment objectives were approved for the JPMorgan Insurance Trust Diversified Equity Portfolio (the "Diversified Portfolio"). As a result, changes are also being made to the investment objective,and benchmark index of the Diversified Portfolio effective November 1, 2006.

Effective November 1, 2006, the investment objective on page 62 of the Prospectus for the JPMorgan Insurance Trust Diversified Equity Portfolio 1 is replaced with the following:

The JPMorgan Insurance Trust Diversified Equity Portfolio 1 seeks to provide high total return from a portfolio of selected equity securities.